Exhibit 10.3

GT SOLAR HOLDINGS, LLC

11611 San Vicente Boulevard, Suite 710

Los Angeles, California 90049

July 29, 2008

Thomas M. Zarrella

2 Orchard Road

Gloucester, MA 01930

Re: Contemplated Distribution by GT Solar Holdings, LLC (the “LLC”)

Dear Tom:

In connection with the initial public offering of shares of common stock of the LLC’s wholly-owned subsidiary, GT Solar International, Inc., the LLC is contemplating a distribution (the “Distribution”) to the members of the LLC promptly following the initial public offering.  You hold 175,831.9 Class B Shares of the LLC, 87,915.95 of which will be unvested and 87,915.95 of which shall be vested at the time of such Distribution.  Section 4.1(c)(i) of the Limited Liability Company Agreement of the LLC, dated December 30, 2005 (the “LLC Agreement”), allows for but imposes certain restrictions on distributions in respect of unvested Class B Shares of the LLC.

Notwithstanding (i) any such restrictions or any other provisions in the LLC Agreement or (ii) any provisions in the Distribution Election Letter delivered by you to the LLC on June 2, 2008, you and the LLC hereby agree that the Distribution to be made by the LLC to you immediately following the initial public offering in respect of both your vested and unvested Class B Shares shall be allocated fully to your vested Class B Shares (with no allocation to your unvested Class B shares).  Thus, the amount of the Distribution that would have been made with respect to your 175,831.9 Class B Shares shall be made in full but shall be allocated solely to the 87,915.95 Class B Shares that have vested as of the date of such Distribution.   In addition, any additional Distributions in the future that would have been made with respect to both your vested and unvested Class B Shares shall be allocated fully to your vested Class B Shares, so long as you remain an employee of GT Solar International, Inc. and/or its subsidiaries.

To the extent necessary to carry out the foregoing, this letter shall be treated as an amendment to the LLC Agreement, and by signing in the signature spaces below, such amendment has been duly approved by OCM/GFI Opportunities Fund II, L.P. and OCM/GFI Opportunities Fund II (Cayman), which together hold a majority of the Power Fund Equity (as defined in the LLC Agreement), in accordance with Section 13.3 of the LLC Agreement.

This letter may be executed in counterparts each of which shall be deemed an original and when taken together shall constitute one and the same letter.  A facsimile signature or an electronic signature delivered by electronic transmission shall constitute an original signature to this letter.

[Remainder of Page Intentionally Left Blank]

Sincerely,

GT SOLAR HOLDINGS, LLC

By: OCM/GFI Power Opportunities Fund II, L.P.
Its: Managing Member

By: GFI Power Opportunities Fund II, GP, LLC
Its: General Partner

By: GFI Energy Ventures LLC
Its: Managing Member

By:	/s/ Richard K. Landers
Name:
Title:

By: OCM/GFI Power Opportunities Fund II (Cayman), L.P.
Its: Managing Member

By: GFI Power Opportunities Fund II GP (Cayman) Ltd.
Its: General Partner

By: GFI Power Opportunities Fund II GP, LLC
Its: Director

By: GFI Energy Ventures, LLC
Its: Managing Member

By:	/s/ Richard K. Landers
Name:
Title:

Acknowledged and Agreed, as of the date first written above:

/s/ Thomas M. Zarrella
Thomas M. Zarrella
Name:

Acknowledged and Agreed, as of the date first written above:

OCM/GFI POWER OPPORTUNITIES FUND II, L.P.

By:  GFI Power Opportunities Fund II, GP, LLC
Its:   General Partner

By: GFI Energy Ventures LLC
Its: Managing Member

By:	/s/ Richard K. Landers
Name:
Title:

OCM/GFI POWER OPPORTUNITIES FUND II (CAYMAN), L.P.

By: GFI Power Opportunities Fund II GP (Cayman) Ltd.
Its: General Partner

By: GFI Power Opportunities Fund II GP, LLC
Its: Director

By: GFI Energy Ventures, LLC
Its: Managing Member

By:	/s/ Richard K. Landers
Name:
Title: